Note 6 - Goodwill and Intangible Assets, Net (Details) - Estimated Aggregate Amortization Related to Existing Intangible Assets	Dec. 31, 2015 CNY (¥)	Dec. 31, 2015 USD ($)	Dec. 31, 2014 CNY (¥)
Estimated Aggregate Amortization Related to Existing Intangible Assets [Abstract]
2016	¥ 11,312,939	$ 1,746,417
2017	10,130,348	1,563,856
2018	9,527,959	1,470,863
2019	4,769,191	736,236
2020	¥ 131,074	$ 20,235
2021 and thereafter
Total	¥ 36,247,511	$ 5,595,651	¥ 40,294,260